UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): January 14, 2016

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















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ITEM 1.02 - TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The information set forth under Item 8.01 below is incorporated by reference into this Item 1.02.


Item 8.01. OTHER EVENTS.

On January 14, 2016 (the "Termination Date") all amounts due and owing under the Convertible Promissory Note (the "Note") between Empire Global Corp., as borrower, and Tangiers Investment Group, LLC, as lender dated July 9, 2015 have been paid in ffull in accordance with its terms, and all rights with respect to the Note have been terminated. As of the Termination Date, the 10% Convertible Promissory Notes are no longer deemed outstanding, and interest on the Notes ceased to accrue. The material terms of the Note are described in Empire Global Corp.'s Current Report on Form 8-K filed on July 25, 2015. Such descriptions are hereby incorporated into this Current Report by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  January 14, 2016.                EMPIRE GLOBAL CORP.

                                     Per: /s/ MICHELE CIAVARELLA
                                         ------------------------------
                                          MICHELE CIAVARELLA, B.SC.
                                          Chairman of the Board
                                          Chief Executive Officer